UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2005

SHOPKO STORES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10876	41-0985054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Pilgrim Way Green Bay, Wisconsin	54304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (920) 429-2211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 28, 2005, ShopKo Stores, Inc. (“ShopKo”) completed its previously announced merger with an affiliate of Sun Capital Partners, Inc.  A copy of the press release issued by ShopKo in connection with the completion of the merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2005	SHOPKO STORES, INC.

By: /s/ Peter G. Vandenhouten
Peter G. Vandenhouten Assistant General Counsel/Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 28, 2005